UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 26, 2015 (October 23, 2015)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

Item 7.01.	Regulation FD Disclosure.

On October 23, 2015, GNC Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it has filed a motion to remove to Federal Court the lawsuit filed against it by the Oregon Attorney General. The Company indicated that the claims made by the Oregon Attorney General are without merit and that it intends to vigorously defend against such claims.

A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number                Description

99.1	Press Release, dated October 23, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2015                        GNC HOLDINGS, INC.

By:    /s/ James M. Sander
James M. Sander
Senior Vice President, Chief Legal Officer
and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated October 23, 2015